1933 ACT REGISTRATION NO. 333-84624
                                             1940 ACT REGISTRATION NO. 811-21045

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 2

                               VAN ECK FUNDS, INC.
                               -------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (212) 687-5200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

              PATRICIA MAXEY, ESQ. - VAN ECK ASSOCIATES CORPORATION
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                 (NAME AND ADDRESS OF AGENT FOR SERVICE PROCESS)

               COPY TO: PHILIP NEWMAN, ESQ. - GOODWIN PROCTER LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

|_|   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

|_|   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

|_|   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

|X|   ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b)

|_|   [DATE] PURSUANT TO PARAGRAPH (a)(1)

|_|   ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

YOUR INVESTMENT DEALER IS:




For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus.




Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o    Call  Van  Eck  at  1-800-826-1115,   or  visit  the  Van  Eck  website  at
     www.vaneck.com.

o Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



VE Logo



Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653



                                              SEC REGISTRATION NUMBER: 811-21046
                                                                         #530506

                                                                  VAN ECK GLOBAL



                                                                      PROSPECTUS
                                                                     MAY 1, 2004








VAN ECK FUNDS, INC.






                                                              MID CAP VALUE FUND

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.





                                                   GLOBAL INVESTMENTS SINCE 1955

                                      TABLE OF CONTENTS




                                      I. MID CAP VALUE FUND                    2




                                      II. ADDITIONAL INVESTMENT STRATEGIES     6




                                      III. SHAREHOLDER INFORMATION             8





                                      IV. FINANCIAL HIGHLIGHTS                19

I.   MID CAP VALUE FUND

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.









OBJECTIVE


The Mid Cap Value Fund seeks long-term growth of capital. The investment objective of the Fund is a non-fundamental policy and may be changed without shareholder approval.



PRINCIPAL STRATEGIES


Under normal market conditions, the Mid Cap Value Fund (the "Fund") invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. This policy is not fundamental and may be changed without shareholder approval upon 60 day prior notice to shareholders.


Mid-cap companies are companies with market capitalizations that, at the time of investment, or as of the close of the prior quarter, are similar to the companies in the Russell Midcap Index, the S&P Midcap 400 Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalizations. The Adviser uses a value strategy of attempting to identify securities that appear to be trading below their true worth.

The Fund invests primarily in securities of companies located in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity securities including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). These securities may be traded either in the U.S. or in foreign markets.



The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.


                        2 VAN ECK FUNDS INC. PROSPECTUS

                                                     I. THE FUND / MID CAP VALUE

PRINCIPAL RISKS


An investment in the Fund may lose money. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

A principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities, such as those emphasizing growth stocks.

An investment in the Fund should be considered part of an overall investment program rather than a complete investment program.


                        3 VAN ECK FUNDS INC. PROSPECTUS

MID CAP VALUE FUND PERFORMANCE


The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.





MID CAP VALUE FUND EXPENSES
CLASS A SHARES ANNUAL TOTAL RETURN (%)
As of December 31,


'02      -29.66%
'03       43.10%

During the period covered, the Fund's highest quarterly return was 24.83% for the quarter ended 6/30/03. The lowest quarterly return was -23.10% for the quarter ended 9/30/02.

The table below shows how the average annual returns of the Fund's Class A shares compare with those of a broad measure of market performance. Fund performance is shown with sales charges.

MID CAP VALUE FUND
ANNUALIZED PERFORMANCE (WITH SALES CHARGES)

As of December 31, 2003

                                                 ONE YEAR          LIFE-OF-FUND+

CLASS A SHARES
Return Before Taxes                                34.86%             -2.61%
Return After Taxes on Distributions                34.86%             -2.61%
Return After Taxes on Distributions
  and Sale of Fund Shares                          22.66%             -2.21%
RUSSELL MIDCAP INDEX*                              40.06%              8.35%
RUSSELL 2500 VALUE INDEX+                          44.93%             14.29%




Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became Investment Sub-Adviser to the Fund. Prior to the date, John A. Levin & Co. provided sub-advisory services to the Fund.





Going forward, the Fund will be compared to the Russell Midcap Index as the Sub-Adviser believes it is a more appropriate benchmark, and better reflects the Fund's holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

* The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

+ The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

     The Russell Midcap Index and the Russell 2500 Value Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Inception: Class A Shares: 1/1/02; indices calculated from nearest month end (12/31/01).



                        4 VAN ECK FUNDS INC. PROSPECTUS

                                                     I. THE FUND / MID CAP VALUE

MID CAP VALUE FUND EXPENSES


These tables show certain expenses you may incur as an investor in the Fund, either directly or indirectly.


MID CAP VALUE FUND EXPENSES
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  CLASS A
Maximum Sales Charge (imposed on purchases as
  a percentage of offering price)                                  5.75%
Maximum Deferred Sales Charge
    (as a percentage)                                              0.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                                     0.90%
Distribution (12b-1 Fees)                                          0.50%
Other Expenses                                                     1.64%

Total Annual Fund Operating Expenses                               3.04%

Fees/Expenses Waived or Reimbursed                                 0.94%

Net Annual Operating Expenses                                      2.10%


* For the period May 1, 2003 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.10% of average daily net assets.




The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:


EXPENSE EXAMPLE

                         1 Year          3 Year          5 Year        10 Year

--------------------------------------------------------------------------------

Class A                   $776           $1,377          $2,002        $3,675



                        5 VAN ECK FUNDS INC. PROSPECTUS

II.    ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.



MARKET RISK


An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


OTHER INVESTMENT TECHNIQUES AND RISK



DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION     Debt securities are usually thought of as bonds, but debt may be issued in other forms of debentures obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the secondary market-- that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by a Fund's Adviser.



DERIVATIVES


DEFINITION     A derivative is an investment that derives its current value from the current value of another investment. It can also derive its value from a commodity, a currency, or a securities index. The
               Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk-- that is called "hedging." The Fund also invests in derivatives for their investment value.

RISKS Derivatives bear special risks, by their very nature. First, the Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment. Derivatives may not move in concert with the underlying security.


               For a complete discussion of the kinds of derivatives the Fund uses, and of their risks, please see the SAI.


                        6 VAN ECK FUNDS INC. PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES



FOREIGN SECURITIES

DEFINITION     Securities issued by foreign companies, traded in foreign
               currencies, or issued by companies with most of their business interests in foreign countries.

RISK           Foreign investing involves greater risk than investing in U.S.
               securities. Foreign investing involves exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. Foreign regulation of stocK exchanges may be inadequate or irregular.

               Some of these risks may be reduced when the Fund invests indirectly in foreign issues via American Depositary Receipts
               (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.





FREQUENT TRADING

DEFINITION     The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

RISK Increased trading will likely increase the tax payments by and/or trading costs of the Fund, which can affect the Fund's return.


MARKET TIMING


RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to the Fund, commonly referred to as "market timing," the Adviser can give no assurances that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading,, the Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.





RESTRICTED SECURITIES

DEFINITION     Securities with restrictions on resale because they are not registered under the Securities Act of 1933, ("the Act"), including securities that are sold only to "qualified institutional buyers" under Rule 144A under the Act ("Rule 144A securities").


RISK Because these securities are not registered or priced via regular exchanges, the market for them may be such that the Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.


                            7 VAN ECK FUNDS INC. PROSPECTUS

III. SHAREHOLDER INFORMATION

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUNDS (SEE THE SAI FOR ADDITIONAL INFORMATION).



1.   HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES


THROUGH A BROKER OR AGENT


The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.


THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:
   Van Eck Global
   P.O. Box 218407
   Kansas City, MO 64121-8407

For overnight delivery:
   Van Eck Global
   210 W. 10th St., 8th Fl.
   Kansas City, MO 64105-1802

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds Inc. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK
1-800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE
1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


                            8 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:


o    Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.


A signature guarantee for each account holder will be required if:


o    The redemption is for $50,000 or more.

o    The redemption amount is wired.

o    The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o    The address of record has been changed within the past 30 days.


Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and Class A shares of other Van Eck Funds without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:


o    The fund and account number to be exchanged out of.

o    The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.


For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.


                        9 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


LIMITS AND RESTRICTIONS




FREQUENT TRADING POLICY

The Funds have a policy of discouraging frequent trading, sometimes referred to as "market timing," in shares of the Funds. The Funds have established procedures for monitoring trading activities of investors in the Funds in an effort to prevent frequent trading that the Adviser believes may be harmful to the Funds.

The Funds may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to a Fund. Consistent with this policy, shareholders of each Fund (other than the U.S. Government Money Fund) are limited to six exchanges out of an account per calendar year, other than exchanges pursuant to the Funds' Automatic Exchange Plan (described below). The Adviser may waive this limitation in cases when its enforcement would result in significant hardship to a shareholder. In addition, the Adviser monitors purchases and redemptions of Fund shares in an effort to identify activities that are inconsistent with the Funds' policy with respect to frequent trading.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. Furthermore, some investors may use various strategies to disguise their trading practices and the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

Although not generally imposed, each Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.



UNAUTHORIZED TELEPHONE REQUESTS

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Van Eck Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Automatic Withdrawal Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT SIZE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days' notice to you. This does not apply to accounts exempt from purchase minimums as described above.


                        10 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


HOW FUND SHARES ARE PRICED


The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.


You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.


The Fund may invest in certain securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Fund values its assets using market quotations except that certain short-term debt securities are valued using amortized cost. If market quotations are not readily available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

For example, foreign securities in which the Fund invests are traded in markets that close before the time that the Fund calculates NAV. If the Fund determines that the closing market price of a security does not reflect its current value due to a significant event that occurs between the close of the foreign market and the time that the Fund calculates its NAV, the Fund may adjust the previous closing prices to reflect what the Adviser reasonably believes to be the fair value of the securities.


                        11 VAN ECK FUNDS INC. PROSPECTUS

III. SHAREHOLDER INFORMATION


2.   SALES CHARGES

SALES CHARGES - MID CAP VALUE FUND-A


Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.


                                                                      PERCENTAGE
                                  SALES CHARGE AS A PERCENTAGE OF     TO BROKERS
DOLLAR AMOUNT OF PURCHASE    OFFERING PRICE    NET AMOUNT INVESTED    OR AGENTS*

Less than $25,000                 5.75%               6.10%              5.00%
$25,000 to $50,000                5.00%               5.30%              4.25%
$50,000 to $100,000               4.50%               4.70%              3.90%
$100,000 to $250,000              3.00%               3.10%              2.60%
$250,000 to $500,000              2.50%               2.60%              2.20%
$500,000 to $1,000,000            2.00%               2.00%              1.75%
$1,000,000 and over              None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.


** For any single purchase of $1 million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.





REDUCED OR WAIVED SALES CHARGES


You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A and C shares of each of the Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.


RIGHT OF ACCUMULATION


When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.


COMBINED PURCHASES


The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.


LETTER OF INTENT


if you plan to make purchases in the Fund within a 13-month period that totals an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.


GROUP PURCHASES

If you are a member of a "qualified group," you may purchase shares of the Fund at the reduced sales


                        12 VAN ECK FUNDS INC. PROSPECTUS
charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK

Directors, Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS

Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS

Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS

Certain financial institutions that have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE


You have the one-time right to reinvest proceeds of redemption from Class A shares of the Fund into that Fund or Class A shares of another fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.



3.   HOUSEHOLDING OF REPORTS AND PROSPECTUSES


If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.



                        13 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION



4.   RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:

IRA

Roth IRA

SEP IRA

403(b)(7)

Qualified (Pension and Profit Sharing) Plans

5.   TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS

Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Fund is not required to withhold tax from long-term capital gains or redemption proceeds.


                        14 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


6.   DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.


DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                             DIVIDENDS AND SHORT-TERM          LONG-TERM
                                 CAPITAL GAINS                     CAPITAL GAINS

Mid Cap Value Fund - Class A     December                          December



DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE


You can have your cash dividends from the Fund automatically invested in another Van Eck fund that offers Class A shares. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.



                        15 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


7.   MANAGEMENT OF THE FUND


                               INVESTMENT MANAGER
                                AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                       99 Park Avenue, New York, NY 10016,
            serves as Adviser and administrator to the Fund under an
              Investment Management and an Administration Agreement
                            with Van Eck Funds, Inc.

                                   THE COMPANY
                               Van Eck Funds, Inc.
            is incorporated in the state of Maryland and consists of
               the Van Eck Mid Cap Value Fund Series (the "Fund").
                    The Board of Directors manages the Fund's
                              business and affairs.

                             INVESTMENT SUB-ADVISER
                    New York Life Investment Management LLC,
                             470 Park Avenue South,
                               New York, NY 10016,
                     an indirect wholly owned subsidiary of
                        New York Life Insurance Company,
                serves as investment sub-adviser to the Fund.
             The Sub-Adviser works under the supervision of Van Eck
                           and the Board of Directors.

                                   DISTRIBUTOR
                 Van Eck Securities Corporation, 99 Park Avenue,
                               New York, NY 10016,
                              distributes the Fund
                    and is wholly owned by the Administrator.


                              INDEPENDENT AUDITORS
                               Ernst & Young LLP,
                               Five Times Square,
                               New York, NY 10036,
           provides independent audit services and advice with respect to financial information in the Fund's filings with the SEC, advises with the Fund on accounting and financial reporting matters and prepares the Fund's tax returns.


                                 TRANSFER AGENT
                    DST Systems, Inc., 210 West 10th Street,
                        8th Floor, Kansas City, MO 64105,
                      serves as the Fund's transfer agent.


                                    CUSTODIAN
                                 Citibank, N.A.,
                                111 Wall Street,
                               New York, NY 10043,
                    holds Fund securities and settles trades.



                        16 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

INVESTMENT ADVISER

VAN ECK ASSOCIATES CORPORATION (the "Adviser"), 99 Park Avenue, 8th Floor, New York, New York 10016 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. John C. van Eck and members of his immediate family own 100% of the voting stock of the Van Eck Associates Corp. As of December 31, 2003, Van Eck's assets under management were approximately $1.4 billion.

FEES PAID TO THE ADVISER: The Fund paid no advisory fee during 2003 as a result of fee waivers.


INVESTMENT SUB-ADVISER


NEW YORK LIFE INVESTMENT MANAGEMENT LLC ("NYLIM"), an indirect, wholly owned subsidiary of New York Life Insurance Company, together with its affiliates, has over $180 billion under management. The Valuation Metrics division of NYLIM is the investment sub-adviser to the Van Eck Mid Cap Value Fund. Valuation Metrics generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines: 1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and 2) have been overlooked by the market place so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies statistical and quantitative methods to analyze the relative quality and value of the stocks.

PORTFOLIO MANAGER

MID CAP VALUE FUND: Kathy O'Connor, CFA is a Managing Director at Valuation Metrics, a division of New York Life Investment Management LLC, since December 2000. Ms. O'Connor is a Director at the New York Society of Security Analysts. She was Vice President and Portfolio Manager at Towneley Capital Management where she worked from 1987 to 2000. Prior to joining Towneley, she held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. An experienced financial consultant and active member of the Association for Investment Management and Research (AIMR), Ms. O'Connor holds an MBA from Babson College, a BA from the University of Massachusetts and a Certificate in Accounting from Northeastern University.


ADMINISTRATOR

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, New York, NY 10016 serves as Administrator to the Fund. The Administrator performs accounting and administrative services for the Fund. For these services, the Fund pays the Administrator a monthly fee at the rate of 0.15% per year of the average daily net assets.

PLAN OF DISTRIBUTION (12B-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined the Fund will reimburse the Distributor for expenses incurred in distributing the Fund as follows: 0.25% per year of the net assets of the Fund's shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of the Fund will be paid to securities dealers and others as a service fee. Because these fees are paid out of the Fund's assets on an on-going basis over time these fees may cost you more than paying other types of sales charges.


                            17 VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION



For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

VAN ECK FUNDS ANNUAL 12B-1 SCHEDULE




                                           FEE TO FUND       PAYMENT
                                                            TO DEALER
MID CAP VALUE FUND - CLASS A                  0.50%           0.25%




THE COMPANY

For more information on the Company, the Directors and the Officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

EXPENSES


The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. For a more complete description of Fund expenses, please see the SAI.



                        18 VAN ECK FUNDS INC. PROSPECTUS

IV.  FINANCIAL HIGHLIGHTS


The financial highlights table includes the financial performance of the Predecessor Fund, Growth and Income Fund. The table is intended to help you understand the Fund's and Predecessor's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.



MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:


                                                                       YEAR ENDED DECEMBER 31,*
                                                     ------------------------------------------------------------
                                                      2003(e)      2002(d)       2001         2000         1999
                                                     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year ..............    $  12.76     $  18.14     $  21.17     $  27.73     $  23.96
                                                     --------     --------     --------     --------     --------
Income From Investment Operations:
    Net Investment Loss .........................       (0.10)       (0.08)       (0.05)       (0.12)       (0.03)
    Net Realized and Unrealized Gain (Loss)
       on Investments ...........................        5.60        (5.30)       (2.98)       (5.38)        7.08
                                                     --------     --------     --------     --------     --------
    Total from Investment Operations ............        5.50        (5.38)       (3.03)       (5.50)        7.05
                                                     --------     --------     --------     --------     --------
Less Distributions:
    Distributions from Realized Capital Gains ...          --           --           --        (1.06)       (3.28)
                                                     --------     --------     --------     --------     --------
    Total Dividends and Distributions ...........          --           --           --        (1.06)       (3.28)
                                                     --------     --------     --------     --------     --------
Net Asset Value, End of Year ....................    $  18.26     $  12.76     $  18.14     $  21.17     $  27.73
                                                     ========     ========     ========     ========     ========
Total Return (a) ................................       43.10%      (29.66)%     (14.31)%     (19.83)%      29.42%

------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) .................    $ 20,713     $ 19,058     $ 54,396     $ 69,091     $ 94,840
Ratio of Gross Expenses to Average
    Net Assets (b) ..............................        3.04%        3.07%        1.44%        1.38%        1.50%
Ratio of Net Expenses to Average Net Assets .....        2.10%        1.79%        1.35%        1.35%        1.32%
Ratio of Net Investment Loss
    to Average Net Assets (c) ...................       (0.60)%      (0.52)%      (0.25)%      (0.46)%      (0.16)%
Portfolio Turnover Rate .........................         143%         335%          63%         125%         134%


---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Had fees not been waived and expenses not been assumed.

                            19 VAN ECK FUNDS INC. PROSPECTUS

(c)  Ratios would have been (1.54)%, (1.80)%, (0.34)%, (0.49)% and (0.34)%, respectively, had the Adviser not waived fees and had expenses not been assumed.

(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement datedn January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002, John A. Levin & Co. Inc. was named sub-adviser to the Fund.

(e) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Investment Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.

  * The financial highlights table for the three years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.



                            20 VAN ECK FUNDS INC. PROSPECTUS

                               VAN ECK FUNDS, INC.


                     (MID CAP VALUE FUND -- INITITAL CLASS)

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                   TELEPHONE: (212) 687-5200   WWW.VANECK.COM


         Van Eck Funds, Inc. (the "Company") is a registered investment company currently consisting of one series: Van Eck Mid Cap Value Fund -- Class A.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Company's current prospectus dated May 1, 2004 (the "Prospectus") for Van Eck Mid Cap Value Fund.


         This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND.................................1

INVESTMENT COMPANIES...........................................................9

PORTFOLIO TURNOVER.............................................................9

INVESTMENT RESTRICTIONS........................................................9

INVESTMENT ADVISORY SERVICES..................................................11

APPROVAL OF ADVISORY AGREEMENT................................................12

THE DISTRIBUTOR...............................................................12

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................14

PROXY VOTING POLICIES AND PROCEDURES..........................................15

POTENTIAL CONFLICTS OF INTEREST...............................................15

DIRECTORS AND OFFICERS........................................................16

TRUSTEE SHARE OWNERSHIP.......................................................19

2003 COMPENSATION TABLE.......................................................19

PURCHASE OF SHARES............................................................20

TAXES.........................................................................23

REDEMPTIONS IN KIND...........................................................26

PERFORMANCE...................................................................26

DESCRIPTION OF THE COMPANY....................................................28

ADDITIONAL INFORMATION........................................................28

FINANCIAL STATEMENTS..........................................................29

APPENDIX: RATINGS.............................................................30




                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004

GENERAL INFORMATION


     Van Eck Funds, Inc., (the "Company"), an open-end management investment company, was organized as a corporation under the general laws of the State of Maryland on January 30, 2002. There is currently one series of the Company: Van Eck Mid Cap Value Fund (the "Fund"), which offers Class A shares. The Board of Directors has authority to create additional series or funds, each of which may issue a separate class of shares.

     At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc.


     The Fund is classified as a diversified fund as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

         The investment objective and policies of the Fund are described in the Company's Prospectus under the headings "The Fund" and "Additional Investment Strategies" with the Fund's policies being described specifically under the sub-heading "Other Investments, Investment Policies, Investment Techniques and Risks". The following information supplements the discussion of investment objectives and policies for the Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of the Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objective of the Fund is a non-fundamental policy and may be changed without shareholder approval.

         Under normal market conditions, the Fund expects to follow a policy of investing at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1(c) under the Act.

BANK OBLIGATIONS

         The Fund may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Fund will not invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

         The Fund may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. The Fund may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS


         The Fund may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends.


         The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is the Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.


         During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If the Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, the Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser and/or the Sub-Adviser (the "Adviser") in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks that have assets of at least $1,000,000,000. The underlying security, held as collateral, must be of high-quality. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.


LENDING OF PORTFOLIO SECURITIES


         The Fund may seek to increase its income by lending portfolio securities. Any such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.


RESTRICTED SECURITIES


         Subject to the Fund's limitations on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A under the Securities Act of 1933, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations for such securities are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

DERIVATIVES


         A derivative is a security that derives its current value from the current value of another security. Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

CALL OPTIONS

         The Fund may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns or has the right to immediately acquire the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.


         The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

         The Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.


PUT OPTIONS


         The Fund may purchase put options. The Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by the Fund or related to such securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.


OPTIONS ON INDEXES

         The Fund may write (sell) covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

         The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.


         The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.


FUTURES TRANSACTIONS


         A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

         Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Upon entering into a futures contract, the Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, the Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

         First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.


FUTURES ON DEBT SECURITIES


         A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. The Fund may buy and sell futures contracts on debt securities. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

         The Fund by hedging through the use of futures on debt securities seeks to establish more certainty with respect to the effective rate of return on their portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

         The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce the Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.


INTEREST RATE AND CURRENCY FUTURES CONTRACTS

         The Fund may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates. Prices may not move as expected or the Fund may not be able to close out the contract when desired, resulting in losses.

STOCK INDEX FUTURES CONTRACTS


         A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Fund may buy and sell stock index futures contracts.

         Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, the Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

OPTIONS ON FUTURES CONTRACTS


         For bona fide hedging purposes, the Fund may purchase and sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

         When the Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

         Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

         If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

         While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.


FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES


         In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Fund may enter into foreign currency futures contracts. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         The Fund may engage in futures, options and currency transactions for investment purposes. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for unexpired options on futures contracts used for non-hedging purposes would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by the Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

         Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

         The Fund may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.

FOREIGN SECURITIES

         The Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.


         Investment in foreign securities by the Fund involves certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could affect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues and there may be more difficulty in obtaining and enforcing a court judgment abroad.

         The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Fund.

FOREIGN CURRENCY TRANSACTIONS

         The Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

         Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by the Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS

         The Fund may invest in ADRs, GDRs, and EDRs (collectively "Depositary Receipts") which, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.

WARRANTS

         The Fund may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant.

INVESTMENT COMPANIES

         The Fund may, subject to its respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.

PORTFOLIO TURNOVER

         Portfolio turnover for the Fund may vary from year to year or within a year depending upon economic, market and business conditions. A higher portfolio turnover rate may cause the Fund to realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are net gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.

INVESTMENT RESTRICTIONS


         The Fund has adopted the following restrictions relating to the investments of the Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding shares of the Fund. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. The Fund will not:


     1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

     2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restriction 10 below.

     3. Borrow money, except the Fund may, as a temporary measure for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 30% of the value of its total assets. The Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 30% of the value of its total assets. This restriction will not prevent the Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10, provided that a segregated account consisting of cash or other liquid securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.

     4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     5. Invest 25% or more of the value of the total assets of the Fund in securities of issuers having its principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments.

     6. Invest in real estate, although the Fund may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

     7. Make loans, except the Fund may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

     8. Write options, except that the Fund may write covered call options, provided that as a result of such sale, the Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

     9. Purchase options, except that the Fund may purchase put options provided that the total premiums paid for such outstanding options owned by the Fund does not exceed 5% of its total assets. The Fund may not write put options on securities other than to close out previously purchased put options.

     10. Enter into commodity contracts, except that the Fund may enter into financial futures contracts and foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of the Fund's total assets, and (b) a segregate account consisting of cash or other liquid securities in an amount equal to the total market value of any futures contract purchased by the Fund, less the amount of any initial margin, is established.

     11. Invest more than 15% of the net asset value of the Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

     12. Invest more than 10% of the value of its total assets in securities of other open-end and closed-end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

     13. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

     14. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common management may be combined or allocated between the Fund and such account.

     15. Invest in companies for the sole purpose of exercising control or management.

     16. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

     17. Invest in securities of foreign issuers, except the Fund may invest up to 20% of the value of its total assets in securities of foreign issuers including ADRs.

     18. Effect short sales of securities, except short sales against the box.

INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGEMENT AND ADMINISTRATION


         The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement dated June 6, 2002. The Advisory Agreement may be terminated without penalty by a party, by the vote of the Board of Directors or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Adviser, or automatically in the event of an assignment. Certain officers and trustees of the Trust are officers of the Adviser.

         The Adviser provides the Fund with office space, facilities and simple business equipment, and provides the services of consultants, executive and clerical personnel. The Adviser compensates all executive and clerical personnel and Directors of the Company if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly at the annual rate of 0.75% of the Fund's average net assets.

         The expenses paid by the Fund include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Directors of the Company), expenses of shareholders' and Directors' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan), fees of Directorss who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.


         The Company entered into an Administration Agreement dated June 6, 2002 with respect to the Fund with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Fund including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Administrator, or automatically in the event of an assignment.


ADVISER'S FEES

                                                ADVISER'S    ADMINISTRATIVE
                                                  FEES            FEES


         Fiscal year ended December 31, 2003     $143,277        $50,742
         Fiscal year ended December 31, 2002     $109,427       $ 82,667
         Fiscal year ended December 31, 2001     $119,218       $283,462

         An expense limitation agreement implemented certain expense limits between the Company and the Adviser.

         The rate of expenses paid by the Fund was limited to 2.10% for the year ended December 31, 2003. The rate of expenses borne by the Fund was limited to 1.35% for the period from January 1, 2002 through June 6, 2002 and 2.10% for the period June 7, 2002 through December 31, 2002. For the year ended December 31, 2001, such limitation was 1.35%.

         At a meeting of the Board of Directors held on April 23, 2003, the Board approved a sub-advisory agreement with New York Life Investment Management LLC ("NYLIM") on an interim basis. Under this agreement, the Adviser pays NYLIM a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on the annual basis for each $1 million of such assets under $50 million. At a meeting of shareholders held on October 15, 2003, the current Sub-Advisory Agreement was approved.

         NYLIM, which commenced operations on April 2000, is wholly owned by New York Life Insurance Company and is located at 470 Park Avenue South, New York, NY 10016. As of December 31, 2003, NYLIM and its asset management affiliates had assets under management totaling approximately $178 billion.

         Prior to June 1, 2003, the Fund's Sub-Adviser was John A. Levin, Inc. ("Levin"). Under the prior Sub-Advisory Agreement, Van Eck Associates paid Levin a sub-advisory fee at an annual rate of 0.20% of the first $200 million of average daily net assets, 0.19% of the next $1.0 billion of average daily net assets and 0.18% of assets in excess of $1.3 billion.

         The Sub-Advisory Agreement may be terminated, without payment of any penalty, by any party by the vote of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to NYLIM or by Van Eck Associates or NYLIM at any time upon 60 days' notice to the other parties. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

APPROVAL OF ADVISORY AGREEMENT

         The Board of Directors, including all of the Directors that are not "interested persons" of the Company (the "Independent Directors"), have approved continuation of the investment advisory agreement between the Company and the Adviser (the "Advisory Agreement") with respect to the Fund through April 30, 2005. In connection with their deliberations with regard to the Advisory Agreement, the Directors, including the Independent Directors, considered such information and factors as they believed, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

         NATURE, QUALITY AND EXTENT OF SERVICES. The Directors considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by the Adviser and its affiliates under the Advisory Agreement and under separate agreements covering other administrative functions. The Directors also considered (i) the nature and quality of the Adviser's process for selecting the Sub-Adviser, (ii) the manner in which the Adviser monitors the Sub-Adviser's investment performance and consistency of investment approach, (iii) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties, such as the Fund's custodian, transfer agent and sub-accounting agent, and (iv) the Adviser's undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

         INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Directors reviewed information prepared by Lipper, Inc. ("Lipper") setting forth the Fund's investment performance as well as the performance of a peer group of mutual funds and other market indexes over various periods of time.

         EXPENSES. The Directors considered the Fund's advisory fee and expense ratios and the advisory fees and expense ratios of a peer group of mutual funds selected by Lipper. The Directors also considered the steps Adviser had taken and proposed to take to reduce the Fund's expenses. Consistent with this policy, the Directors considered any fee waivers and expense reimbursements provided in the past by the Adviser and the commitment of the Adviser to maintain such arrangements in the current year.

         ECONOMIES OF SCALE. The Directors considered whether the Adviser has realized any economies of scale with respect to the management of the Fund and whether the Fund's fee schedule provides for an appropriate sharing of such benefits.

         PROFITABILITY. The Directors considered the level of the Adviser's profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

         FINANCIAL RESOURCES. The Directors reviewed the Adviser's financial statements for recent years and the Adviser's business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

         PROFESSIONAL PERSONNEL AND INDUSTRY CONDITIONS. The Directors considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Directors considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Directors reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Directors reviewed the Adviser's procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Directors also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund's assets.

         OTHER BENEFITS. Taking into account the risks assumed by the Adviser, the Directors considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund. The Directors also considered benefits to the Adviser from the use of the Fund's portfolio brokerage commissions to pay for research services.

         MARKET TIMING AND RELATED MATTERS. The Directors noted that the Adviser is cooperating with requests for information from regulatory authorities investigating market timing, late trading and other issues of concern in the mutual fund industry. The Directors further noted that the Adviser had undertaken to the provide restitution to the Fund and its shareholders as determined by the Directors if it should be determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund. The Directors also considered the actions taken by the Adviser to enhance the effectiveness of its procedures for monitoring frequent trading activities by shareholders in the Fund.

         RESPONSES TO REGULATORY DEVELOPMENTS. The Directors considered the actions taken by the Adviser over the course of the past year in response to regulatory developments affecting the entire mutual fund industry. The Directors noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund's and the Adviser's compliance programs. The Directors further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Directors recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

         CHANGES TO THE ORGANIZATION. The Directors noted that the Adviser had taken steps to strengthen management in the mutual fund line of business. In particular, the Adviser hired a new President and CEO devoted exclusively to its mutual fund line of business. Further, the Adviser had taken steps to separate portions of its hedge fund business from its mutual fund operations. With respect to those portions of the hedge fund business that overlap with the operations of the Fund, the Directors noted that the Adviser had implemented enhanced compliance programs designed to address potential conflicts of interest that may arise from time to time as part of these activities.

         In voting to approve continuation of the Advisory Agreement, the Directors, including the Independent Directors, concluded that the terms of the Advisory Agreement are reasonable and fair and that continuation of the Advisory Agreement is in the interest of the Fund and its shareholders. The Independent Directors were separately represented by and received advice from independent counsel in connection with their consideration of the Advisory Agreement.

APPROVAL OF SUBADVISORY AGREEMENT

         The Board of Directors, at a meeting held on April 23, 2003, decided that it was in the best interests of the Fund to engage the services of NYLIM to replace Levin on an interim and permanent basis.

         In connection with the Board of Directors' consideration of the interim Sub-Advisory Agreement with NYLIM on April 23, 2003, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, the nature, quality and extent of the advisory services provided under those agreements, the level of fees payable by the Fund and fees and expense ratios of comparable funds, and the investment performance of the Fund and comparable funds. The Board of Directors considered the services to be provided to the Fund by the Adviser, Levin and NYLIM under their respective agreements, as well as other services to be provided by the Adviser and its affiliates under other agreements, and the qualifications of the personnel who provide these services.

         The Directors reviewed the investment performance and capabilities, the background of the investment personnel and the overall capabilities of NYLIM. The Board focused on the experience, resources and strengths of NYLIM and its affiliates in managing investment companies and other accounts that invest in the securities of mid cap companies. The Board noted that Mr. McCain was formerly an independent trustee of other mutual funds affiliated with the Adviser and would devote substantial time to managing the Fund's assets.

         On July 30, 2003, the Directors also considered the fees payable to NYLIM under the Sub-Advisory Agreement and the impact these fees would have on the profitability of the Adviser with respect to the Fund and its ability to provide an appropriate level services. The Directors received assurances from the Adviser that there would be no diminution in the quality and quantity of services provided by the Adviser to the Fund resulting from the higher fees payable to NYLIM.

         Based on the information reviewed and the discussions, the Board of Directors, including a majority of the Independent Directors, concluded that it was satisfied with the nature and quality of the services to be provided by NYLIM to the Fund and that the advisory fee rate was reasonable in relation to such services. The Independent Directors were represented by independent counsel who assisted them in their deliberations.



THE DISTRIBUTOR


         Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor of the shares of the Fund pursuant to a Distribution Agreement dated May 1, 2002. The Directors of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund.


         Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES". The Company will receive not less than the full net asset value of the shares of the Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "VALUATION OF SHARES". The amount between the Offering Price and the net asset value of the Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.


         For the year ended December 31, 2001, the Distributor retained $28,855 after reallowances of $4,907. For the year ended December 31, 2002, the Distributor retained $18,383 after reallowances of $4,100. For the year ended December 31, 2003, the Distributor retained $1,850 after reallowances of $11,253.


         The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities law, the costs and expenses relating to notice filings, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

         The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act ("Distribution Plans"), which provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

         The maximum expenditure the Company may reimburse under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plan ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or
(ii) 0.50% per annum of the net asset value of each Fund's shares. Reimbursements under the Distribution Plan will be accrued daily and paid quarterly in arrears.


         The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and
(ii) treat "service fees" (payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plan contemplate that activities to both
(i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.


         In light of the NASD rule amendments, the Board of Directors, and separately a majority of the Independent Directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of the Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of the Fund be considered to be service fees, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

         The Distribution Plan does not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plan is terminated in accordance with its terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plan will cease. The Distribution Plan does not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".


         For the years ended December 31, 2003, 2002 and 2001, $47,759, $53,242 and $244,292, respectively, was the net amount paid by the Fund and the Predecessor Fund to the Distributor, under the Class A Plan of Distribution.

         The Distribution Plan as to the Class A shares was approved on April 23, 2003 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). The Distribution Plan will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plan must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plan may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days' written notice. The Distribution Plan may not be amended to increase materially the amount of expenditures under the Distribution Plan unless such amendment is approved by a vote of the voting securities of the Fund. The Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Distribution Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Company will preserve copies of the Distribution Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Distribution Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Distribution Plan, see the Prospectus.

VAN ECK SECURITIES CORPORATION (VESC)
12B-1 ACCOUNTING FOR MID CAP VALUE FUND -- CLASS A SHARES
YEAR ENDED DECEMBER 31, 2003

TOTAL 12B-1 EXPENSE PER BOOKS           $94,984
PAYMENT TO SECURITIES DEALERS            44,722
                                      ---------

BALANCE TO VESC                          50,262
                                      ---------

NET 12B-1 FEES                           50,262
                                      ---------

DISTRIBUTION EXPENDITURES:
General Printing                          1,708
Reports                                     640
Dealer Fact Sheets                        1,190
Prospectus                                  305
Dealer mailing                            1,713
Marketing Support Telephone               2,592
Marketing Dept Expenses                 122,141
Telemarketing Dept Expenses              42,693
                                      ---------

TOTAL EXPENDITURES                      172,982
                                      ---------

EXCESS EXPENSES OVER PAYMENTS
  TO VESC ($)                         $(122,720)
                                      ---------



PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

         The money market securities and other debt securities purchased by the Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

         Insofar as known to management, no director or officer of the Company, or of the Adviser, Sub-Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.


         In selecting broker-dealers to execute transactions with respect to the Fund, it is the Adviser's policy to obtain for the Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the reasonableness of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers.

         Subject to the foregoing standards, the Adviser and Sub-Adviser have been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause the Fund to pay any broker-dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Fund. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Fund.

         During the years ended December 31, 2003, 2002 and 2001, the Predecessor Fund and the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares.


         The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.


         The Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Fund. Accordingly, occasions may arise when the Adviser and investment personnel of the Sub-Adviser may select securities for purchase or sale by the Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser, its investment personnel and its affiliates to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser and its affiliates not to favor any one account over the other.

PROXY VOTING POLICIES AND PROCEDURES

         Starting on September 1, 2004, the Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at HTTP://WWW.VANECK.COM and on the SEC's website at HTTP://WWW.SEC.GOV.

         The Fund has delegated authority to vote proxies for the Funds' portfolio securities to the Sub-Adviser.

POTENTIAL CONFLICTS OF INTEREST

         The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Global Hard Assets Fund. Additionally, VEARA serves as the general partner of Long/Short Gold Portfolio Ltd., Hard Assets Portfolio Ltd. and Multi-Strategy Partners L.P., each a Delaware private investment partnership, as well as Hard Asset Partners L.P. (together the "Private Funds"). VEARA is a wholly-owned subsidiary of Van Eck Associates Corp. The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

         When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales.In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser.


DIRECTORS AND OFFICERS


         The Adviser and related persons may from time to time, buy and sell for their own accounts, securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts, a Code of Ethics under Rule 17j 1 of the 1940 Act has been adopted by the Adviser, which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days, or if the security has been purchased or sold or recommended for purchase or sale by a client account within seven days, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security, or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.


         The Board of Directors is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Advisor and others who provide services to the Fund.


         During the 2003 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, and Richard D. Stamberger. This Committee met two times in 2003. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

         During the 2003 fiscal year, the members of the Corporate Governance Committee were Jeremy H. Biggs, Richard C. Cowell, Philip D. DeFeo, David J. Olderman, Ralph F. Peters, and Richard D. Stamberger. This Committee did not meet in 2003. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

         During the 2003 fiscal year, the members of the Executive Committee were John C. van Eck, Jan F. van Eck, Derek S. van Eck and Ralph F. Peters. This Committee did not meet in 2003. The duties of this Committee are to exercise the general powers of the Board of Directors between meetings of the Board.


         The Directors and principal Officers of the Company are identified below, together with biographical information.


------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
DIRECTOR'S/OFFICER'S      POSITION(S)     TERM OF      PRINCIPAL                            NUMBER OF      OTHER
ADDRESS(1)                HELD            OFFICE(2)    OCCUPATIONS                          PORTFOLIOS IN  DIRECTORSHIPS
AND DATE OF BIRTH         WITH FUND       AND LENGTH   DURING PAST                          FUND COMPLEX   HELD:
                                          OF TIME      FIVE YEARS                           OVERSEEN BY
                                          SERVED                                            DIRECTOR
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
INTERESTED DIRECTORS:
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
John C. van Eck(3)+       Chairman        Since 2002   Chairman, Van Eck Associates         10             Chairman of the
(9/15/15)#                and                          Corporation and former Director of                  Board and President
                          Director                     Van Eck Securities Corporation                      of two other investment
                                                                                                           companies advised by the
                                                                                                           Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------

------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
DIRECTOR'S/OFFICER'S      POSITION(S)     TERM OF      PRINCIPAL                            NUMBER OF      OTHER
ADDRESS(1)                HELD            OFFICE(2)    OCCUPATIONS                          PORTFOLIOS IN  DIRECTORSHIPS
AND DATE OF BIRTH         WITH FUND       AND LENGTH   DURING PAST                          FUND COMPLEX   HELD:
                                          OF TIME      FIVE YEARS                           OVERSEEN BY
                                          SERVED                                            DIRECTOR
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Jan F. van Eck(3)         Director        Since        Director, Van Eck Associates         10             Trustee of two other
(9/26/63)#*                               2002         Corporation; President and Director,                investment companies
                                                       Van Eck Securities Corporation and                  advised by the Adviser
                                                       other affiliated companies;
                                                       President and Director, Van Eck
                                                       Capital, Inc.; President and
                                                       Director, Van Eck Absolute Return
                                                       Advisers Corporation; Director,
                                                       Greylock Capital Associates LLC
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Derek S. van Eck(3)       Director        Since        President of Worldwide Hard Assets   10             Trustee of two other
(9/16/64)#*                               2002         Fund series and the Worldwide Real                  investment companies
                                                       Estate Fund series of Van Eck                       advised by the Adviser
                                                       Worldwide Insurance Trust and the
                                                       Global Hard Assets Fund series of
                                                       Van Eck Funds; Executive Vice
                                                       President and Director, Global
                                                       Investments; President and Director
                                                       of Van Eck Associates Corporation;
                                                       Executive Vice President and
                                                       Director, Van Eck Securities
                                                       Corporation and other affiliated
                                                       companies; Director, Greylock
                                                       Capital Associates LLC
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
INDEPENDENT DIRECTORS:
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Jeremy H. Biggs+          Director        Since 1997   Vice Chairman, Director and Chief    10             Chairman, Davis Funds
(8/16/35)                                              Investment Officer, Fiduciary Trust                 Group; Treasurer and
                                                       Company International                               Director, Royal Oak
                                                                                                           Foundation; Director,
                                                                                                           Union Settlement
                                                                                                           Association; First Vice
                                                                                                           President, Trustee and
                                                                                                           Chairman, Finance
                                                                                                           Committee, St. James
                                                                                                           School; Trustee of two
                                                                                                           other investment
                                                                                                           companies advised by the
                                                                                                           Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Richard C. Cowell         Director        Since        Private investor                     10             Director, West Indies &
(6/13/27)P.++                              2002                                                            Caribbean Development
                                                                                                           Ltd.; Trustee of two
                                                                                                           other investment
                                                                                                           companies advised by the
                                                                                                           Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Philip D. DeFeo+          Director        Since        Chairman, Pacific Stock Exchange     10             Trustee of another
(4/11/46)                                 2002                                                             investment companies
                                                                                                           advised by the Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
David J. Olderman         Director        Since 1997   Private investor                     10             Trustee of two other
(8/19/35)P.++                                                                                               investment companies
                                                                                                           advised by the Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------

------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
DIRECTOR'S/OFFICER'S      POSITION(S)     TERM OF      PRINCIPAL                            NUMBER OF      OTHER
ADDRESS(1)                HELD            OFFICE(2)    OCCUPATIONS                          PORTFOLIOS IN  DIRECTORSHIPS
AND DATE OF BIRTH         WITH FUND       AND LENGTH   DURING PAST                          FUND COMPLEX   HELD:
                                          OF TIME      FIVE YEARS                           OVERSEEN BY
                                          SERVED                                            DIRECTOR
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Ralph F. Peters           Director        Since        Private investor                     10             Trustee of two other
(3/21/29)P.++                              2002                                                            investment companies
                                                                                                           advised by the Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------
Richard D. Stamberger     Director        Since 1997   President and CEO, SmartBrief. com   10             Partner and Co-founder,
(5/29/59)P.++                                                                                              Quest Partners, LLC;
                                                                                                           Executive Vice President,
                                                                                                           Chief Operating Officer
                                                                                                           and Director of NuCable
                                                                                                           Resources Corporation;
                                                                                                           Trustee of two other
                                                                                                           investment companies
                                                                                                           advised by the Adviser
------------------------- --------------- ------------ ------------------------------------ -------------- -------------------------


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------
OFFICER'S ADDRESS(1)        POSITION(S) HELD       TERM OF                 PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH           WITH FUND              OFFICE(2) AND LENGTH    DURING PAST 5 YEARS
                                                   OF TIME SERVED
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------
Alex W. Bogaenko            Officer                Since 2002              Director of Portfolio Administration, Van Eck Associates
(4/13/63)                                                                  Corporation and Van Eck Securities Corporation; Officer
                                                                           of two other investment companies advised by the Adviser
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------
Thomas H. Elwood+           Vice President  and    Since 2002              Vice President, Secretary and General Counsel, Van Eck
(8/11/47)                   Secretary                                      Associates Corporation, Van Eck Securities Corporation
                                                                           and other affiliated companies; Officer of two other
                                                                           investment companies advised by the Adviser
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------
Susan C. Lashley            Vice President         Since 2002              Vice President, Van Eck Associates Corporation; Vice
(1/21/55)                                                                  President, Mutual Fund Operations, Van Eck Securities
                                                                           Corporation; Officer of two other investment companies
                                                                           advised by the Adviser
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------
Bruce J. Smith              Vice President and     Since 2002              Senior Vice President and Chief Financial Officer, Van
(3/15/55)                   Controller                                     Eck Associates Corporation; Van Eck Securities
                                                                           Corporation and other affiliated companies; Officer of
                                                                           two other investment companies advised by the Adviser
--------------------------- ---------------------- ----------------------- ---------------------------------------------------------


     ----------------


     1 The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

     2 Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.

     3 Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck.


     # An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested Directors as they own shares and are on the Board of Directors of the investment adviser.

     * Member of Executive Committee--exercises general powers of Board of Directors between meetings of the Board.


     ++  Member of the Corporate Governance Committee.


     P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.


     + The following Board members have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.


TRUSTEE SHARE OWNERSHIP

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                    IN ALL REGISTERED INVESTMENT COMPANIES
                                           DOLLAR RANGE OF EQUITY SECURITIES                OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                      IN THE FUND                       FAMILY OF INVESTMENT COMPANIES
----------------------                      -------------------------------         --------------------------------------
John C. van Eck                                            0                                    Over $100,000
Jan F. van Eck                                      $10,001 - $50,000                           Over $100,000
Derek S. van Eck                                           0                                    Over $100,000
Jeremy H. Biggs                                            0                                    $50,001 - $100,000
Ralph F. Peters                                            0                                    $10,001 - $50,000
David J. Olderman                                          0                                    None
Richard D. Stamberger                                      0                                    None
Richard C. Cowell                                          0                                    None
Philip D. DeFeo                                            0                                    None


--------------------------------------------------------------------------------


2003 COMPENSATION TABLE

NAME OF                       AGGREGATE                   PENSION OR RETIREMENT                TOTAL COMPENSATION
PERSON                      COMPENSATION               BENEFITS ACCRUED AS PART OF             FROM FUND AND FUND
POSITION                      FROM FUND                       FUND EXPENSES               COMPLEX(a) PAID TO DIRECTORS
-------                     ------------               ---------------------------        ----------------------------
INTERESTED:
-----------
John C. van Eck                  $0                                $0                                  $0
Jan F. van Eck                   $0                                $0                                  $0
Derek S. van Eck                 $0                                $0                                  $0

INDEPENDENT:
------------
Jeremy H. Biggs                  $0                                $0                                  $0
Richard C. Cowell                $0                                $0                                  $0
Philip D. DeFeo                  $0                                $0                                  $0
David J. Olderman                $0                                $0                                  $0
Ralph F. Peters                  $0                                $0                                  $0
Richard D. Stamberger            $0                                $0                                  $0

(a) The term "fund complex" refers to the Funds of the Trust and the series of the Van Eck Worldwide Insurance Trust, which are also managed by the Adviser. The Directors are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Directors by the fund complex.

         As of March 31, 2004, all of the Directors and Officers of the Company as a group owned 1,104,734.984 shares of Mid Cap Value Fund (Class A), equal to approximately 0.30% of shares outstanding.

PURCHASE OF SHARES

GROUP PURCHASES

         An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of the Fund's Class A shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.

COMBINED PURCHASES

         Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.

LETTER OF INTENT


         Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Funds (Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund, except the U.S. Government Money Fund) within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a Letter of Intent executed within 90 days after such purchase.


RIGHT OF ACCUMULATION

         The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.

AVAILABILITY OF DISCOUNTS

         An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

VALUATION OF SHARES

         The net asset value of the shares of the Fund is normally determined as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in the Fund's portfolio securities would materially affect the net asset value of the Fund's shares and shares of the Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Class A shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

         Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

         Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

         Long-term U.S. Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

         Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

         Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, significant events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange. If, during such periods, significant events occur which materially affect the value of the securities of the Fund and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

         All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

         Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

         Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

         Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.

EXCHANGE PRIVILEGE

         Class A shareholders of the Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.


         The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.


         By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Company and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

INVESTMENT PROGRAMS

         DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Directors.

         AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund.

         An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels. The expenses of the Automatic Exchange Plan are general expenses of the Fund's and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

         AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

         An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

         The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

         AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

         In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

         Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

         Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

         Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

         The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

         The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days' notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.


SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

       Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge.


TAXES

TAXATION OF THE FUND--IN GENERAL


         The Fund intends to elect to be treated and to qualify each taxable year as a "regulated investment company" under Subchapter M of the Code, although it cannot give complete assurance that it will qualify to do so. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.


         As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

         The Fund, if it qualifies as a regulated investment company, will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute at least 98% of the sum of (i) its ordinary income (excluding tax exempt interest income not taking into account any capital gains or losses) for the calendar year, (ii) its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (iii) all ordinary income and capital gains for the prior year that were not distributed. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


TAXATION OF THE FUND'S INVESTMENTS

         ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

         Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

         FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under
Section 988 may also affect the timing of income recognized by the Fund.

TAXATION OF THE SHAREHOLDERS


         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. A Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.


         Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

         If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

         Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.


         The Fund may be required to withhold federal income tax at a rate of 30% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

         The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

REDEMPTIONS IN KIND

         The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

         From time to time, in reports and sale literature: (1) the Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

         From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

         The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance. The Fund's performance may also be ranked by Standard & Poor's Micropal. Micropal's ranking and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

         When Lipper's rankings or performance results are used, the Fund will be compared to Lipper's appropriate fund category by portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Fund may change, the Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.


         As noted above, the performance of the Fund may be compared, for example, to the record of the S&P 500 Index, the NASDAQ Composite Index as well as the Russell 2500 Value Index, the Russell Midcap Index, and the S&P MidCap 400 Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.


         The total returns of all indices noted above will show the changes in prices for the stocks in each index. Where applicable, the performance data will assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected.

         This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:


                   YIELD = 2[((A-B)/(CD) + 1)(6) - 1]

         Where:    A =    dividends and interest earned during the period
                   B =    expenses accrued for the period (net of reimbursement)
                   C =    the average daily number of shares outstanding during
                          the period that were entitled to receive dividends
                   D =    the maximum offering price per share on the last day
                          of the period after adjustment for payment of dividends within 30 days thereafter


         A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


         The average annual total return quotation for the Class A shares of the Fund (after maximum sales charge) for the 12 months ended December 31, 2003 was 34.86%. The average annual total return quotation for the Class A shares of the Fund and its Predecessor Fund (after maximum sales charge) for the 12 months ended December 31, 2002 was -33.71%. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period.

         These average annual total return figures represent the average annual compound rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of the Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. After tax returns are reflected after tax. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

                   P(1+T)(n) = ERV

         Where:    P =     A hypothetical initial payment of $1,000
                   T =     Average annual total return
                   n =     Number of years
                   ERV =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period


         The Fund also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotation for the Fund for the 12 months ended December 31, 2003 was 43.10%. The average annual total return quotation for the Fund and its Predecessor Fund for the 12 months ended December 31, 2002 was -29.66%.


DESCRIPTION OF THE COMPANY


         The Company is composed of one open-end diversified management investment company, the Van Eck Mid Cap Value Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to the Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to the Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.


         As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.

ADDITIONAL INFORMATION

         CUSTODIAN. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to the Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for the Fund and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Fund.

         INDEPENDENT AUDITORS. Ernst & Young LLP, Five Times Square, New York, NY 10036, has been selected as the independent auditors of the Company.

         COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.

         TRANSFER AGENT. The Company has contracted with DST Systems, Inc. ("DST"), 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

         NAME AND SERVICE MARK. The Van Eck Associates Corporation has granted the Company the right to use the "Van Eck" name and service mark.

CAPITAL STOCK

         The authorized capital stock of the Company consists of 800,000,000 shares of common stock, par value $.001, which is divided into one series: Van Eck Mid Cap Value Fund. The Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds.

         The assets received by the Company for the issuance or sale of shares of the Fund and all income, earnings, profits and proceeds thereof are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Each issued and outstanding share in the Fund is entitled to participate equally in dividends and distributions declared with respect to the Fund and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

FINANCIAL STATEMENTS


         The financial statements contained in the Fund's December 31, 2003 Annual Report to shareholders is incorporated by reference herein. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

APPENDIX: RATINGS


DESCRIPTION OF INVESTMENT RATINGS

MOODY'S--BOND RATINGS


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MOODY'S COMMERCIAL PAPER RATINGS


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries, higher rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S--BOND RATINGS


AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



STANDARD & POOR'S COMMERCIAL PAPER RATINGS


A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:


A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3. Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions for short-tern adversities.

C. This rating is assigned to short-tern obligations with a doubtful capacity for repayment.

D. This rating indicates that this issue is either in default or is expected to be in default upon maturity.



The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.


Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than three years are as follows:

SP-1     Very strong, or strong, capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a "+" designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

                                     PART C
                                OTHER INFORMATION

ITEM 22.          EXHIBITS.

(a)    (1)    Articles of Incorporation. - filed herewith

       (2)    Articles of Merger. - filed herewith

(b)    By-Laws of Registrant. - filed herewith

(c) (1) Rights of security holders are contained in Articles V, VI and VIII of the Registrant's Articles of Incorporation and Article II of the Registrant's By-Laws, both of which are incorporated by reference above.

(d)    (1)    Investment Management Agreement. - to be filed by subsequent amendment

       (2)    Sub-Investment Management Agreement. - filed herewith

(e)    Distribution Agreement. - filed herewith

(f)    Not Applicable.

(g)    Custodial Services Agreement. - to be filed by subsequent amendment

(h)    (1)    Shareholder Services Agreement. - to be filed by subsequent amendment

       (2)    Accounting and Administrative Agreement. (2)

(i)    Opinion and Consent of Counsel. (3)

(j)    (1)    Consent of Independent Auditors. - filed herewith

       (2)    Powers of Attorney. - filed herewith

(k)    Not Applicable.

(l)    Not Applicable.

(m)    Plan of Distribution pursuant to Rule 12b-1. (2)

(n)    Not Applicable.

(o)    Reserved.

(p)    (1)    Code of Ethics of the Registrant, its Investment Adviser and its
              Principal Underwriter. (1)

       (2) Code of Ethics for New York Life Investment Management, Inc. - filed herewith.

------------
(1) Incorporated by reference Registrant's initial Registration Statement, File Nos. 333-84624 and 811-21046, filed on March 20, 2002.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File Nos. 333-84624 and 811-21046, filed on April 25, 2002.

(3) Incorporated by reference to Pre-Effective Amendment No. 2 and Post-Effective Nos. 14 and 15.


ITEM 23.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         Not Applicable.

ITEM 24.          INDEMNIFICATION.

         Reference is made to Article VIII of the Articles of Incorporation of the Registrant, as amended, Article V of the Registrant's By-Laws, [list relevant section from all other material agreements which contain indemnification for the Registrant and its agents].

         The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

        Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates

Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Directors and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

       New York Life Investment Management LLC serves as sub-adviser to the Mid-Cap Value Fund. The description of New York Life Investment Management LLC under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of New York Life Investment Management LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57396) is incorporated herein by reference.

ITEM 26.         PRINCIPAL UNDERWRITERS

         (a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds.

         (b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

    NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
             ADDRESS                                 UNDERWRITER                          REGISTRANT
--------------------------------------------------------------------------------------------------------------
John C. van Eck                               Director                             None
99 Park Avenue
New York, NY 10016

Jan F. van Eck                                Executive Vice President and         Trustee
99 Park Avenue                                Director
New York, NY 10016

Sigrid S. van Eck                             Director                             None
99 Park Avenue
New York, NY 10021

    NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
             ADDRESS                                 UNDERWRITER                          REGISTRANT
--------------------------------------------------------------------------------------------------------------
Derek S. van Eck                              Director                             Trustee and Executive Vice
99 Park Avenue                                                                     President
New York, NY 10016

Bruce J. Smith                                Vice President, Chief Financial      Vice President and Treasurer
99 Park Avenue                                Officer, Treasurer and Controller
New York, NY 10016

Patricia A. Maxey                             Vice President                       Vice President and Secretary
99 Park Avenue
New York, NY 10016

Keith J. Carlson                              President                            President
99 Park Avenue
New York, NY 10016

Susan C. Lashley                              Managing Director, Operations        Vice President
99 Park Avenue
New York, NY 10016

Keith A. Fletcher                             Senior Managing Director             None
99 Park Avenue
New York, NY 10016


         (c) Not Applicable

ITEM 27.        LOCATION OF ACCOUNTS AND RECORDS.

         The following entities prepare, maintain and present the records required by Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the Rules promulgated thereunder, for the Registrant. These records include records relating to activities of these entities required to be maintained under the 1940 Act, records relating to applicable federal and state tax laws, and records under any other law or administrative rules or procedures applicable to the Registrant. The services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records will be surrendered promptly on request:

Citibank, N.A.
111 Wall Street
New York, New York 10043
(records relating to activities of the custodian and any subcustodian);

Van Eck Associates Corp.
99 Park Avenue 8th Floor
New York, New York 10016
(records relating to activities of the investment adviser and administrator);

New York Life Investment Management LLC
470 Park Avenue South
New York, NY 10016
(records relating to activities of the investment sub-adviser);

Van Eck Securities Corporation,
99 Park Avenue
New York, New York 10016
(records relating to activities of the distributor);

DST Systems, Inc.,
210 West 10th Street, 8th Floor
Kansas City, MO 64105
(records relating to the activities of the transfer agent),

         All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.

ITEM 28.          MANAGEMENT SERVICES.

         None

ITEM 29.          UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 30th day of April 2004.


                                       VAN ECK FUNDS, INC.



                                       By: /s/  PATRICIA A. MAXEY
                                           -------------------------------------
                                            Name: Patricia A. Maxey
                                            Title: Vice President and Secretary


         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                          TITLE                     DATE
-----------------------------    -----------------------------    --------------


/s/  Patricia A. Maxey           Vice President and Secretary     April 30, 2004
-----------------------------
Patricia A. Maxey


/s/  Bruce J. Smith              Chief Financial Officer          April 30, 2004
-----------------------------
Bruce J. Smith


/s/  Richard C. Cowell           Trustee                          April 30, 2004
-----------------------------
Richard C. Cowell*


/s/  Ralph F. Peters             Trustee                          April 30, 2004
-----------------------------
Ralph F. Peters*


/s/  David J. Olderman           Trustee                          April 30, 2004
-----------------------------
David J. Olderman*


/s/  Richard D. Stamberger       Trustee                          April 30, 2004
-----------------------------
Richard D. Stamberger*


/s/  Derek S. van Eck            Trustee                          April 30, 2004
-----------------------------
Derek S. van Eck*


/s/  Jan F. van Eck              Trustee                          April 30, 2004
-----------------------------
Jan F. van Eck*




* By: /s/  Patricia A. Maxey
      --------------------------
       Patricia A. Maxey
       Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number        Description
-------       -----------
(a)(1)        Articles of Incorporation.

(a)(2)        Articles of Merger.

(b)           By-Laws of Registrant.


(d)(2)        Investment Sub-Advisory Agreement.


(e)           Distribution Agreement.


(j)(1)        Consent of Independent Auditors.


(j)(2)        Powers of Attorney.

(p)(2)        Code of Ethics for New York Life Investment Management, Inc.
              (NYLIM)